Decommissioning Liabilities	12 Months Ended
Dec. 31, 2023
Decommissioning Liabilities [Abstract]
DECOMMISSIONING LIABILITIES

13. DECOMMISSIONING LIABILITIES

The Company’s decommissioning liabilities result from net ownership interests in oil assets including well sites, gathering systems and processing facilities. The Company estimates the total undiscounted escalated amount of cash flows required to settle its decommissioning liabilities to be approximately $206.5 million (December 31, 2022- $206.5 million). A credit-adjusted discount rate of 12% (December 31, 2022-12%) and an inflation rate of 2.0% (December 31, 2022- 2.0%) were used to calculate the decommissioning liabilities. A 1.0% change in the credit-adjusted discount rate would impact the discounted value of the decommissioning liabilities by approximately $1.1 million with a corresponding adjustment to PP&E or net income (loss). The decommissioning liabilities are estimated to be settled in periods up to year 2071.

A reconciliation of the decommissioning liabilities is provided below:

As at December 31 ($ thousands)	2023	2022	2021
Balance, beginning of year	$7,543	$5,517	$-
Initial recognition	-	-	1,957
Change in estimated future costs	-	1,283	3,262
Accretion expense	906	743	298
Balance, end of year	$8,449	$7,543	$5,517